______________________________________________________________________
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.   20549
                              _______________

                                 FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d)
                                  OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                             _______________

    Date of Report (date of earliest event reported):  November 29, 1999

                             _______________


                FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.
          (Exact name of registrant as specified in its charter)

         Delaware                     0-21852                  94-3123210
(State of other jurisdiction  (Commission File Number)      (I.R.S. Employer
    of incorporation)                                      Identification No.)

            1265 Naperville Drive, Romeoville, Illinois  60446
                 (Address of principal executive offices)


                (630) 759.7666/(630) 759.1744 (Facsimile)
   (Registrant's telephone and facsimile numbers, including area code)

  ______________________________________________________________________

  ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

       Not Applicable.

  ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

       Not Applicable.

  ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

       Not Applicable.

  ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

       Not Applicable.

  ITEM 5.   OTHER EVENTS

       As a result of a Notice of Demand for payment of loans under an Amended and Restated Loan and Security Agreement dated December 30, 1997 by and between Franklin Ophthalmic Instruments Co., Inc. (the "Company") and Harris Trust and Savings Bank ("Harris Bank"), the Company has elected to liquidate for the benefit of creditors and dissolve its business. The Company originally received a notice of default during April of 1999 and due to the Company's inability to repay the loan, cure the default, and/or refinance the amounts due to Harris Bank with a new lender, Harris Bank has demanded immediate repayment of all principal of and accrued and unpaid interest on the Company's indebtedness.

       In connection with the above Notice of Demand, the Company and Harris Bank have entered into a Forebearance Agreement ("Agreement") effective November 29, 1999 in which Harris Bank would forebear its rights and remedies with respect to existing defaults for a period of time not to exceed March 31, 2000. Pursuant to the Agreement, the Company has agreed to liquidate through operations its inventory and accounts receivable. During the period up to December 31, 1999, the Company will have a limited budget in which to fund operations. Thereafter, expenses related to liquidation are expected to be incurred by officers of the Company in connection with provisions in the Agreement that allow for the reduction of amounts owed under personal guarantees of officers of the Company if certain projections are met.

       Upon completion of the liquidation, the Company expects that it will file a petition for relief under the United States Bankruptcy Code. The Company does not foresee funds being available for distribution to shareholders.

   ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

       Not Applicable.

  ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial Statements.  Not Applicable.

       (b)  Pro Forma Financial Statements.  Not Applicable.

            Exhibits.      The following exhibits are included herein.

            10.28 Loan Forebearance Agreement by and between the
                  Company and Harris Trust and Savings Bank effective November 29, 1999.

            99.02 Press Release, dated December 10, 1999 which has been incorporated by Reference into the text hereof in its entirety pursuant to General Instruction F to Form 8-K. See Item 5 above.


  ITEM 8.   CHANGE IN FISCAL YEAR.

       Not Applicable.

                                SIGNATURES

       Pursuant to requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.



  Date: December  10, 1999     By:  /s/  Michael J. Carroll
                                   Michael J. Carroll, President & CEO